BNY Mellon Global Emerging Markets Fund
SCHEDULE OF INVESTMENTS
July 31, 2026 (Unaudited)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 88.8%
Brazil — 3.5%
Embraer SA	175,455	3,012,309
Lojas Renner SA	1,048,577	2,802,880
TOTVS SA	680,587	4,179,532
		9,994,721
China — 21.7%
Anker Innovations Technology Co. Ltd., Cl. A	340,868	6,153,033
Atour Lifestyle Holdings Ltd., ADR	152,339	5,229,798
Bank of Ningbo Co. Ltd., Cl. A	940,820	4,445,432
Centre Testing International Group Co. Ltd., Cl. A	837,500	1,781,022
Contemporary Amperex Technology Co. Ltd., Cl. A	141,700	8,327,294
Kanzhun Ltd., ADR	210,001	3,418,816
Midea Group Co. Ltd., Cl. A	195,100	2,535,386
NetEase, Inc.	202,100	5,395,847
Shenzhen Inovance Technology Co. Ltd., Cl. A	321,000	3,040,990
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl. A	50,300	1,185,073
Tencent Holdings Ltd.	224,668	13,624,382
Wuxi Biologics Cayman, Inc.(a),(b)	314,500	1,555,260
Yutong Bus Co. Ltd., Cl. A	1,197,100	5,725,435
		62,417,768
Hong Kong — 3.1%
AIA Group Ltd.	883,000	8,942,008
Hungary — .8%
OTP Bank Nyrt	15,955	2,359,952
India — 11.8%
Eternal Ltd.(b)	1,684,263	5,341,914
HDFC Bank Ltd.	968,503	7,595,196
Mahindra & Mahindra Ltd.	223,129	7,963,967
Marico Ltd.	664,159	6,069,950
Sona BLW Precision Forgings Ltd.(a)	585,780	4,734,861
Titan Co. Ltd.	39,996	2,046,786
		33,752,674
Indonesia — 1.0%
Bank Central Asia Tbk PT	8,071,700	2,838,676
Ireland — .8%
PDD Holdings, Inc., ADR(b)	25,522	2,260,228
Malaysia — 1.4%
Press Metal Aluminium Holdings Bhd	2,030,500	3,955,212
Mexico — 3.4%
BBB Foods, Inc., Cl. A(b)	70,844	2,927,982
Qualitas Controladora SAB de CV	365,115	3,331,244
Vista Energy SAB de CV, ADR(b)	49,409	3,480,864
		9,740,090
Netherlands — 1.8%
ASML Holding NV	3,186	5,209,860
Panama — 2.1%
Copa Holdings SA, Cl. A	43,578	6,154,085
Peru — 1.0%
Credicorp Ltd.	7,341	2,940,658

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 88.8% (continued)
Singapore — 1.8%
Sea Ltd., ADR(b)	49,313	5,263,670
South Africa — .8%
Shoprite Holdings Ltd.	127,405	2,212,895
South Korea — 6.6%
HD Hyundai Marine Solution Co. Ltd.	20,470	2,647,529
Hugel, Inc.(b)	32,565	5,316,295
Park Systems Corp.	23,531	4,153,356
SK hynix, Inc.	6,176	6,785,396
		18,902,576
Sweden — 1.3%
Epiroc AB, Cl. A	150,579	3,859,643
Taiwan — 25.2%
Advantech Co. Ltd.	609,000	10,562,805
Chroma ATE, Inc.	56,000	3,583,833
E Ink Holdings, Inc.	701,000	4,056,420
eMemory Technology, Inc.	29,000	2,227,512
Lotes Co. Ltd.	104,000	5,842,183
MediaTek, Inc.	55,000	5,886,392
Sinbon Electronics Co. Ltd.	565,000	5,121,330
Taiwan Semiconductor Manufacturing Co. Ltd.	467,000	34,923,113
		72,203,588
United Kingdom — .7%
Lion Finance Group PLC	12,905	2,024,136
Total Equity Securities - Common Stocks (cost $183,584,469)		255,032,440

	Preferred Dividend Rate (%)
Equity Securities - Preferred Stocks — 10.0%
Brazil — 1.7%
Itau Unibanco Holding SA	3.45	580,155	4,924,705
South Korea — 8.3%
Samsung Electronics Co. Ltd.	0.62	188,753	23,698,719
Total Equity Securities - Preferred Stocks (cost $25,658,283)			28,623,424

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies — 1.3%
Registered Investment Companies — 1.3%
BNY Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $3,787,831)	3.70	3,787,831	3,787,831
Total Investments (cost $213,030,583)		100.1%	287,443,695
Liabilities, Less Cash and Receivables		(.1%)	(345,687)
Net Assets		100.0%	287,098,008

ADR—American Depositary Receipt

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2026, these securities amounted to $6,290,121 or 2.2% of net assets.

(b)	Non-income producing security.
(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Global Emerging Markets Fund
July 31, 2026 (Unaudited)
The following is a summary of the inputs used as of July 31, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	45,002,066	210,030,374††	—	255,032,440
Equity Securities - Preferred Stocks	4,924,705	23,698,719††	—	28,623,424
Investment Companies	3,787,831	—	—	3,787,831
	53,714,602	233,729,093	—	287,443,695

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
Equity investments generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on Nasdaq markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a Nasdaq market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported net asset values (“NAVs”) each day. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors will not be able to purchase or sell (redeem) fund shares. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), or which are not valued by one or more independent pricing services, are valued at fair value as determined in good faith based on procedures approved by the Company’s Board of Directors (the “Board”). Fair value of investments is determined by the Adviser, as the fund’s valuation designee pursuant to Rule 2a-5 under the Act, using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
At July 31, 2026, accumulated net unrealized appreciation on investments was $74,413,112, consisting of $83,082,849 gross unrealized appreciation and $8,669,737 gross unrealized depreciation.
At July 31, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.